EXHIBIT 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jacques Esculier, certify that:

1. I have reviewed this Amendment No. 1 to Annual Report on Form 10-K for the fiscal year ended December 31, 2019 of WABCO Holdings, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2020	/s/ Jacques Esculier
Jacques Esculier
Chief Executive Officer